UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2019

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01.	Regulation FD Disclosure

Attached as exhibit 99.1 to this Current Report, is a press release dated April 24, 2019, issued by PAVmed Inc. (the “Company”), providing an update on certain product developments.

The information furnished under this Item 7.01 shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 8.01.	Other Events

On April 22, 2019, the Company elected to reduce, for a limited period of time, the conversion price of its outstanding Senior Secured Convertible Note issued on December 27, 2018 with an initial principal amount of $7,750,000 (the “Convertible Note”).

As previously disclosed, on December 27, 2018, the Company entered into a securities purchase agreement with an institutional investor and simultaneously consummated the sale to the institutional investor of the Convertible Note in a private placement. Under the terms of the Convertible Note, it is convertible, at the option of the holder, into shares of the Company’s common stock at an initial conversion price of $1.60 per share, subject to adjustment.

The Convertible Note also permits the Company to voluntarily reduce the conversion price. Accordingly, for the period from April 23, 2019 through May 14, 2019 (the “Adjustment Period”), the conversion price will be reduced from $1.60 per share to a price per share equal to the greater of (i) $1.00, and (ii) 85% of the closing sale price of the common stock on the most recent trading day (as recalculated each day during the Adjustment Period). The holder of the Convertible Note may not convert the note into more than 2,000,000 shares of the Company’s common stock at the reduced conversion price. After the end of the Adjustment Period, or upon the conversion of the Convertible Note into 2,000,000 shares of the Company’s common stock, if earlier, the conversion price will return to $1.60 per share.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2019	PAVMED INC.

	By:	/s/ Dennis M. McGrath
Dennis M. McGrath
Executive Vice President and Chief Financial Officer

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